UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2021

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2021, Ed Newberry was elected to the Board of Directors (the “Board”) of Ferrellgas, Inc., the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P. (collectively, the “Company”).

Mr. Newberry is the Global Managing Partner of the Public Policy Practice, Investigatory and Regulatory Solutions practice groups and is a member of the firm’s Executive Leadership Group at Squire Patton Boggs (US) LLP. Mr. Newberry is widely recognized as one of the leading lawyer-lobbyists in Washington DC. He is ranked as a Leading Lawyer by The Legal 500, which has noted he “is one of the most talented lawyers in Washington,” as well as “an excellent strategic thinker and tactician.” Before assuming his current role as global managing partner, Mr. Newberry served as managing partner of Patton Boggs, LLP, and led the firm’s merger with Squire Sanders to create Squire Patton Boggs, LLP, ranked 12th in Law360’s ranking of the Most Global law firms. Mr. Newberry is active in a variety of not-for-profit organizations, including as a member of the Atlantic Council Board of Directors and a director of the Ogunquit Museum of American Art. He has also served on the George Mason University Board of Visitors, by appointment of Virginia Governor Tim Kaine; served as Vice Chairman of the Kennedy Center Corporate Board; and as a member of the Board of Trustees of the National Building Museum. Mr. Newberry holds a J.D. from Georgetown University Law Center and B.A. and B.S, with recognition and distinction from George Mason University.

Mr. Newberry was not selected as a director pursuant to any arrangement or understanding between Mr. Newberry and any other person. The Board has not yet determined the committees on which Mr. Newberry will serve.

There has been no transaction, nor is there any currently proposed transaction, that requires disclosure under Item 404(a) of Regulation S-K in connection with the appointment of Mr. Newberry to the Board except as follows. Squire Patton Boggs (US) LLP serves as outside counsel for various Company matters. The Company paid aggregate fees of $7,652,505 to Squire Patton Boggs (US) LLP for legal services rendered to the Company and its affiliates during the fiscal year ended July 31, 2021.

Mr. Newberry will participate in the customary compensation and indemnification arrangements for members of the Board as described in the registrants’ Annual Report on Form 10-K filed on October 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.

	By:	Ferrellgas, Inc., its general partner

Date: September 17, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS PARTNERS FINANCE CORP.

Date: September 17, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS, L.P.

By: Ferrellgas, Inc., its general partner

Date: September 17, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President

FERRELLGAS FINANCE CORP.

Date: September 17, 2021	By:	/s/ James E. Ferrell
Chief Executive Officer and President